Exhibit 24(a)

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint BRIAN J. VAN ABEL and RYAN LONG, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Form S-3 Registration Statement relating to the issuance and sale of an indeterminate amount of common stock of the Company, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of such common stock of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of October 2023.

/s/ Robert C. Frenzel
Robert C. Frenzel
Chairman, President, Chief Executive Officer and Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint ROBERT C. FRENZEL and RYAN LONG, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Form S-3 Registration Statement relating to the issuance and sale of an indeterminate amount of common stock of the Company, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of such common stock of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 24th day of October 2023.

/s/ Brian J. Van Abel
Brian J. Van Abel
Executive Vice President, Chief Financial Officer

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint ROBERT C. FRENZEL, BRIAN J. VAN ABEL and RYAN LONG, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Form S-3 Registration Statement relating to the issuance and sale of an indeterminate amount of common stock of the Company, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of such common stock of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 25th day of October 2023.

/s/ Megan Burkhart
Megan Burkhart
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint ROBERT C. FRENZEL, BRIAN J. VAN ABEL and RYAN LONG, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Form S-3 Registration Statement relating to the issuance and sale of an indeterminate amount of common stock of the Company, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of such common stock of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 25th day of October 2023.

/s/ Lynn Casey
Lynn Casey
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint ROBERT C. FRENZEL, BRIAN J. VAN ABEL and RYAN LONG, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Form S-3 Registration Statement relating to the issuance and sale of an indeterminate amount of common stock of the Company, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of such common stock of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 25th day of October 2023.

/s/ Netha Johnson
Netha Johnson
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint ROBERT C. FRENZEL, BRIAN J. VAN ABEL and RYAN LONG, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Form S-3 Registration Statement relating to the issuance and sale of an indeterminate amount of common stock of the Company, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of such common stock of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 25th day of October 2023.

/s/ Patricia Kampling
Patricia Kampling
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint ROBERT C. FRENZEL, BRIAN J. VAN ABEL and RYAN LONG, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Form S-3 Registration Statement relating to the issuance and sale of an indeterminate amount of common stock of the Company, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of such common stock of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 25th day of October 2023.

/s/ George Kehl
George Kehl
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint ROBERT C. FRENZEL, BRIAN J. VAN ABEL and RYAN LONG, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Form S-3 Registration Statement relating to the issuance and sale of an indeterminate amount of common stock of the Company, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of such common stock of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 25th day of October 2023.

/s/ Richard O’Brien
Richard O’Brien
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint ROBERT C. FRENZEL, BRIAN J. VAN ABEL and RYAN LONG, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Form S-3 Registration Statement relating to the issuance and sale of an indeterminate amount of common stock of the Company, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of such common stock of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 25th day of October 2023.

/s/ Charles Pardee
Charles Pardee
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint ROBERT C. FRENZEL, BRIAN J. VAN ABEL and RYAN LONG, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Form S-3 Registration Statement relating to the issuance and sale of an indeterminate amount of common stock of the Company, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of such common stock of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 25th day of October 2023.

/s/ Christopher Policinski
Christopher Policinski
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint ROBERT C. FRENZEL, BRIAN J. VAN ABEL and RYAN LONG, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Form S-3 Registration Statement relating to the issuance and sale of an indeterminate amount of common stock of the Company, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of such common stock of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 25th day of October 2023.

/s/ James Prokopanko
James Prokopanko
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint ROBERT C. FRENZEL, BRIAN J. VAN ABEL and RYAN LONG, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Form S-3 Registration Statement relating to the issuance and sale of an indeterminate amount of common stock of the Company, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of such common stock of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 25th day of October 2023.

/s/ Tim Welsh
Tim Welsh
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint ROBERT C. FRENZEL, BRIAN J. VAN ABEL and RYAN LONG, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Form S-3 Registration Statement relating to the issuance and sale of an indeterminate amount of common stock of the Company, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of such common stock of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 25th day of October 2023.

/s/ Kim Williams
Kim Williams
Director

POWER OF ATTORNEY

The undersigned director and/or officer of Xcel Energy Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint ROBERT C. FRENZEL, BRIAN J. VAN ABEL and RYAN LONG, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director and/or officer of the Company to a Form S-3 Registration Statement relating to the issuance and sale of an indeterminate amount of common stock of the Company, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of such common stock of the Company, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 25th day of October 2023.

/s/ Daniel Yohannes
Daniel Yohannes
Director